Exhibit 99.1

NEWS	FOR FURTHER INFORMATION
FOREST OIL CORPORATION	CONTACT: PATRICK J. REDMOND

707 17TH STREET, SUITE 3600

DIRECTOR - INVESTOR RELATIONS

DENVER, COLORADO 80202	303.812.1441

FOREST OIL ANNOUNCES FINAL STAGES OF THE PROPOSED SPIN-OFF OF ITS OFFSHORE GULF OF MEXICO OPERATIONS AND SPECIAL STOCK DIVIDEND TO SHAREHOLDERS AND MERGER TRANSACTION

•      Forest Oil’s Board of Directors Declares a Special Stock Dividend and Sets a Record Date of February 21, 2006

•      Mariner Energy’s Form S-4 Registration Statement Declared Effective by the SEC

•      Mariner Sets March 2, 2006 for Stockholders Meeting to Approve Merger Transaction

DENVER, COLORADO – February 10, 2006 – Forest Oil Corporation. (NYSE: FST) (“Forest”) today announced that its Board of Directors declared a special stock dividend payable to all holders of common stock of record on February 21, 2006, which will consist of shares of Forest Energy Resources, Inc. (“FERI”), its wholly owned subsidiary that holds its offshore Gulf of Mexico operations.  Pursuant to the terms of the dividend, each shareholder of record on February 21, 2006 will receive approximately 0.8 shares of FERI common stock.  Immediately after the dividend distribution, FERI will merge with a subsidiary of Mariner Energy, Inc. (“Mariner”) in a stock for stock transaction with each share of FERI exchanged for one share of Mariner.  In lieu of fractional shares, shareholders will receive a cash distribution.  The dividend is subject to the Mariner stockholders voting in favor of the merger and satisfaction or waiver of other closing conditions.  If the merger is approved, the dividend is expected to be paid and the merger completed on March 2, 2006.

As a result of the special stock dividend and the subsequent merger with Mariner, in addition to retaining all of their shares of Forest common stock, each Forest shareholder will receive approximately 0.8 shares of Mariner common stock for each share of Forest common stock owned of record on February 21, 2006.  Upon completion of the merger, Forest shareholders will hold approximately 58 percent of the common stock of Mariner on a diluted basis.  Forest will not receive any shares of Mariner common stock in connection with this transaction.  As part of the transaction, FERI will borrow from a third party and pay to Forest $200 million cash (subject to certain adjustments to reflect an economic effective date of July 1, 2005), which Forest will use to pay down debt.

Forest shareholders on the record date will receive account statements showing their dividend and ownership in Mariner.  The Mariner common stock issued in the merger will be in book-entry form. Stockholders who hold their shares through brokers or other nominees will have their shares of Mariner common stock credited to their accounts by their nominees or brokers.

Mariner Form S-4 Effectiveness and Stockholders Meeting

Additionally, Forest announced that Mariner’s Form S-4 registration statement relating to the vote required by the Mariner stockholders under the merger agreement was declared effective by the Securities Exchange Commission (“SEC”) on February 9, 2006 and that Mariner will hold a stockholders meeting on March 2, 2006 to vote on the merger transaction and other matters.  The registration statement contains the proxy statement/prospectus-information statement that describes the proposed spin-off, merger, merger agreement and the related issuance of Mariner common stock. The proxy statement/prospectus-information statement is expected to be mailed this week to Mariner stockholders of record entitled to vote on the transaction and will be mailed to Forest shareholders prior to the spin-off and merger.  Mariner’s Form S-1 registration statement was declared effective by the SEC on February 10, 2006.

Mariner’s stock has been approved for listing on the New York Stock Exchange upon completion of the merger and its common stock will trade under the symbol ME.

Trading in Forest Between the Record Date, February 21, 2006, and Dividend Distribution Date

From February 21, 2006, and up to and including March 2, 2006, assuming the merger is approved by Mariner’s stockholders and completed on March 2, there will be two markets in Forest common stock, a “regular way” market and a “when-issued” market.  Shares of Forest common stock that trade on the regular way market will carry an entitlement to the special stock dividend and the shares of Mariner to be distributed pursuant to the merger transaction.  In addition, the NYSE is expected to authorize a when-issued market for Forest common stock in conjunction with the when-issued market for Mariner shares, which is expected to commence on or about February 21, 2006.

Given the nature of this transaction, any holders of Forest common stock who sell shares on or prior to the completion of the spin-off and merger transactions (expected to occur on March 2, 2006), will also be selling their entitlement to receive shares of Mariner common stock.  Shareholders of Forest are encouraged to consult with their financial advisors regarding the specific implications of selling their Forest common stock before the completion of the spin-off and merger transactions.

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Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Forest assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements provided in this press release are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Forest cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in Forest’s 2004 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Also, the financial results of Forest’s foreign operations are subject to currency exchange rate risks. Any of these factors could cause Forest’s actual results and plans to differ materially from those in the forward-looking statements.

These materials are not a substitute for the registration statement that was filed with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement being mailed to shareholders. Investors are urged to read the proxy statement/prospectus-information statement which contains important information, including detailed risk factors. The proxy statement/prospectus-information statement and other documents filed by Forest and Mariner with the Securities and Exchange Commission are available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request when such a filing is made to Mariner Energy, Inc., 2101 CityWest Blvd., Bldg. 4, Suite 900, Houston, TX 77042-2831, Attention: Investor Relations.

Mariner, Forest and their respective directors, and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation is set forth in the proxy statement/prospectus-information statement.

Forest Oil Corporation is engaged in the acquisition, exploration, development, and production of natural gas and crude oil in North America and selected international locations.  Forest’s principal reserves and producing properties are located in the United States in the Gulf of Mexico, Alaska, Louisiana, Oklahoma, Texas, Utah, and Wyoming, and in Canada.  Forest’s common stock trades on the New York Stock Exchange under the symbol FST.  For more information about Forest, please visit its website at www.forestoil.com.

February 10, 2006

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